Exhibit (s)

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Greg A. Reid, John A. Blaisdell, Jeremy L. Radcliffe, and John E. Price, each an officer of SALIENT MIDSTREAM & MLP FUND, INC. and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-2 of Salient Midstream & MLP Fund (the “Fund”), relating to the offering of the common shares of the Fund, and any amendments to the Registration Statement, including pre—and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended; and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES	OFFICE WITH THE FUND	DATE

/s/ John A. Blaisdell John A. Blaisdell	Director	May 28, 2013

/s/ Karin B. Bonding Karin B. Bonding	Director	May 28, 2013

/s/ Jonathan P. Carroll Jonathan P. Carroll	Director	May 28, 2013

/s/ Dr. Bernard A. Harris, Jr. Dr. Bernard A. Harris, Jr.	Director	May 28, 2013

/s/ Richard C. Johnson Richard C. Johnson	Director	May 28, 2013

/s/ Andrew B. Linbeck Andrew B. Linbeck	Director	May 28, 2013

/s/ G. Edward Powell G. Edward Powell	Director	May 28, 2013

/s/ Greg A. Reid Greg A. Reid	Director	May 28, 2013

/s/ Scott E. Schwinger Scott E. Schwinger	Director	May 28, 2013

/s/ A. Haag Sherman A. Haag Sherman	Director	May 28, 2013

Exhibit (s)

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Greg A. Reid, John A. Blaisdell, Jeremy L. Radcliffe, and John E. Price, each an officer of SALIENT MIDSTREAM & MLP FUND (the “Fund”) and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their names, place and stead, in any and all capacities, to sign the Registration Statement on Form N-2, relating to the offering of the common shares of the Fund, and any amendments to the Registration Statement, including pre—and post-effective amendments, and to sign any and all documents to be filed with the Securities and Exchange Commission (the “SEC”) pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended and the Investment Company Act of 1940, as amended; and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC by means of the SEC’s electronic disclosure system known as EDGAR, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to sign and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as each of them might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

SIGNATURES	OFFICE WITH THE FUND	DATE

/s/ John A. Blaisdell John A. Blaisdell	Trustee	May 28, 2013

/s/ Karen B. Bonding Karin B. Bonding	Trustee	May 28, 2013

/s/ Jonathan P. Carroll Jonathan P. Carroll	Trustee	May 28, 2013

/s/ Dr. Bernard A. Harris, Jr. Dr. Bernard A. Harris, Jr.	Trustee	May 28, 2013

/s/ Richard C. Johnson Richard C. Johnson	Trustee	May 28, 2013

/s/ Andrew B. Linbeck Andrew B. Linbeck	Trustee	May 28, 2013

/s/ G. Edward Powell G. Edward Powell	Trustee	May 28, 2013

/s/ Greg A. Reid Greg A. Reid	Trustee	May 28, 2013

/s/ Scott E. Schwinger Scott E. Schwinger	Trustee	May 28, 2013

/s/ A. Haag Sherman A. Haag Sherman	Trustee	May 28, 2013